Exhibit 99.1

Millennial Media Announces Preliminary Q4 Results Above Expectations on Strong Brand and Programmatic Sales

Baltimore, MD (January 27, 2014)—Millennial Media (NYSE:MM) today announced preliminary financial results that exceeded the Company’s previously announced expectations for the fourth quarter of 2013.

Fourth Quarter Preliminary Financial Results

•                  Revenue: For the fourth quarter of 2013, pro forma combined revenue (including results of the Company’s Jumptap, Inc. subsidiary for the entire quarter) is expected to be between $106 million and $109 million, up from the Company’s previous expectation of $95 million to $100 million. GAAP revenues are expected to be in the range of $93 million to $96 million for the fourth quarter of 2013. For GAAP purposes, the Company began to combine revenue from Jumptap as of November 6, 2013.

•                  Adjusted EBITDA: Pro forma combined Adjusted EBITDA, a non-GAAP financial measure (see definition below), is expected to be in the range of $5 million to $6 million for the fourth quarter of 2013, as compared to the Company’s previously expected range of breakeven to $2 million.  On a non pro forma basis, Adjusted EBITDA for the quarter (based on GAAP revenue and expenses) is also expected to be in the range of $5 million to $6 million.

•                  Share Count: The Company expects its basic and diluted weighted-average share count at the end of the fourth quarter of 2013 to be approximately 96 million and 99 million, respectively.

“We are very pleased with Millennial Media’s strong fourth quarter performance,” said Michael Avon, Chief Financial Officer & Executive Vice President at Millennial Media. “With the addition of Jumptap’s capabilities we bring to market an expanded suite of offerings, delivering solid results for our brand and performance clients.  The integration plan is ahead of schedule, enabling us to complement our historical strength among brand advertisers with market leading solutions for our performance clients through our demand-side programmatic buying capabilities and our premium exchange (MMX). Millennial Media enters 2014 with a much stronger and more comprehensive suite of capabilities than at this time last year positioning us well to capitalize on these assets in the year ahead.”

For reference, the Company has included tables following this release that show financial information for Millennial Media, Jumptap and pro forma combined for each quarter of 2012 and the first three quarters of 2013, as well as the full year ended December 31, 2012 and the nine months ended September 30, 2013.

Millennial Media today also announced that it will hold its quarterly conference call to discuss its 2013 fourth quarter and full year financial results and its Q1 outlook on Wednesday, February 19, 2014 at 5:00 p.m. ET. Millennial Media will release its 2013 fourth quarter and full year financial results the same day after the market close.

To access the conference call, please dial (866) 318-8611 (U.S.) or (617) 399-5130 (international) using passcode 39537338. The conference call will also be available via live webcast under the Investor Relations section of Millennial Media’s website at http://investors.millennialmedia.com.

If you are unable to listen to the live conference call, a replay will be available through February 26, 2014, and can be accessed by dialing (888) 286-8010 (U.S.) or (617) 801-6888 (international) using passcode 70765721. An archived version of the webcast will also be available at http://investors.millennialmedia.com.

Preliminary and Unaudited Results

The financial results presented above are preliminary and subject to completion. Millennial Media’s expectations with respect to these unaudited results are based upon management estimates and information available at this time. As a result, these preliminary results may be different from the actual results that will be reflected in Millennial Media’s consolidated financial statements for the quarter when they are released.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Millennial Media reports Adjusted EBITDA and non-GAAP income (loss) per common share basic and diluted, which are non-GAAP financial measures. The Company uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that the measures provide useful information about operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. Non-GAAP financial measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.  Adjusted EBITDA is defined as net income or net loss before interest, taxes, depreciation, amortization, and non-cash stock-based compensation and expenses related to acquisitions such as costs for services of lawyers, investment bankers, accountants and other third parties and acquisition related severance costs, bonuses and retention bonuses and accrual of retention payments that represent contingent compensation to be recognized over a requisite period.

A reconciliation of historical Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, for each of Millennial Media and Jumptap and on a pro forma combined basis, is set forth in the tables following this release. With respect to our expectations under “Adjusted EBITDA” above, reconciliation to the closest corresponding GAAP measure is not available without unreasonable effort due to the currently low visibility with respect to the individual charges excluded from the non-GAAP measure.

The Company also presents Adjusted EBITDA on a pro forma combined basis. Pro forma Adjusted EBITDA includes results of the Company’s Jumptap, Inc. subsidiary for the entire period and is defined as net income or net loss before interest, taxes, depreciation, amortization, and non-cash stock-based compensation and expenses related to acquisitions such as costs for services of lawyers, investment bankers, accountants and other third parties and acquisition related severance costs, bonuses and retention bonuses and accrual of retention payments that represent contingent compensation to be recognized over a requisite period.

About Millennial Media

Millennial Media is the leading independent mobile advertising platform. The Company’s unique data asset and full technology stack enable its demand and supply-side clients to garner meaningful results to drive their business. Based on its mobile-first approach to data, technology, and audience targeting, Millennial Media is leading the market by connecting consumers with relevant messages across screens. For advertisers looking to reach and engage with consumers in powerful ways, Millennial Media offers a broad array of solutions, delivered through brand, performance, and programmatic approaches. For developers and publishers, the Company offers a comprehensive set of managed and automated services to maximize revenue.

Forward-Looking Statements

The statements in this press release that are not historical facts constitute “forward-looking statements” that involve risks and uncertainties and are made pursuant to the Private Securities Litigation Reform Act of 1995. The achievement or success of the matters covered by such forward-looking statements involve risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. These risks and uncertainties include, but are not limited to, risks associated with our ability to continue to accelerate growth and provide enhanced gross margin performance; our ability to expand our developer and advertiser base and increase demand for our services; our ability to keep pace with technological and market developments and remain competitive against larger companies in our industry as well as potential new entrants into our markets; and our recent acquisition of Jumptap, including our ability to integrate the two businesses and realize the expected benefits from the acquisition. Further information on these and other factors that could affect our results is included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2013 and other filings we make with the SEC from time to time. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com.

The statements made in this release are based on information available to us as of the date of this release, and we assume no obligation and do not intend to update these forward-looking statements, except as required by law.

###

Investor Relations Contact:

Joe Wilkinson

(443) 681-6238

IR@millennialmedia.com

Press Contact:

Christina Feeney

(617) 301-4181

cfeeney@millennialmedia.com

Millennial Media/ Jumptap Consolidated Income Statement

	2013 Preliminary and Unaudited Pro Forma Combined Statement of Operations
	(in millions)
	Q1 2013			Q2 2013			Q3 2013			YTD 2013 (9 months)
	Millennial Media	Jumptap	Combined	Millennial Media	Jumptap	Combined	Millennial Media	Jumptap	Combined	Millennial Media	Jumptap	Combined

Revenue	$49.44	$15.18	$64.62	$57.01	$24.31	$81.32	$56.06	$30.47	$86.53	$162.51	$69.96	$232.47
Intercompany revenue	—	—	—	—	—	—	—	—	(0.21)	—	—	(0.21)
Net revenue	49.44	15.18	64.62	57.01	24.31	81.32	56.06	30.47	86.32	162.51	69.96	232.26

Cost of revenue	28.87	9.11	37.99	32.82	15.45	48.28	33.86	19.38	53.24	95.56	43.95	139.51
Intercompany cost of revenue	—	—	—	—	—	—	—	—	(0.21)	—	—	(0.21)
Net cost of revenue	28.87	9.11	37.99	32.82	15.45	48.28	33.86	19.38	53.03	95.56	43.95	139.30
Gross profit	20.56	6.07	26.63	24.19	8.86	33.04	22.20	11.09	33.29	66.95	26.01	92.96

Operating expenses:
Sales and marketing	8.14	4.84	12.98	8.35	5.63	13.98	8.63	5.34	13.97	25.12	15.82	40.94
Technology and development	4.19	3.92	8.11	4.07	4.27	8.34	3.94	4.13	8.06	12.20	12.32	24.52
General and administrative	11.96	1.76	13.72	14.78	1.78	16.56	14.23	2.87	17.10	40.97	6.41	47.38
Total operating expenses	24.29	10.53	34.82	27.21	11.68	38.89	26.80	12.34	39.13	78.29	34.54	112.84
Loss from operations	(3.73)	(4.46)	(8.19)	(3.02)	(2.82)	(5.84)	(4.60)	(1.25)	(5.84)	(11.34)	(8.53)	(19.87)
Interest and other expense
Interest expense	(0.01)	(0.20)	(0.21)	(0.01)	(0.21)	(0.22)	(0.01)	(0.22)	(0.24)	(0.04)	(0.63)	(0.66)
Other income/(expense)	—	0.14	0.14	—	(0.03)	(0.03)	—	(0.14)	(0.14)	—	(0.04)	(0.04)
Total interest and other expense	(0.01)	(0.06)	(0.07)	(0.01)	(0.24)	(0.25)	(0.01)	(0.37)	(0.38)	(0.04)	(0.66)	(0.70)
Loss before income taxes	(3.74)	(4.52)	(8.26)	(3.03)	(3.06)	(6.09)	(4.61)	(1.61)	(6.22)	(11.38)	(9.19)	(20.57)
Income tax benefit (expense)	(0.02)	—	(0.02)	(0.02)	—	(0.02)	0.01	—	0.01	(0.03)	—	(0.03)
Net loss	(3.75)	(4.52)	(8.27)	(3.05)	(3.06)	(6.11)	(4.60)	(1.61)	(6.22)	(11.41)	(9.19)	(20.60)
Accretion of dividends on redeemable convertible preferred stock	—	—	—	—	—	—	—	—	—	—	—	—
Net loss attributable to common stockholders	$(3.75)	$(4.52)	$(8.27)	$(3.05)	$(3.06)	$(6.11)	$(4.60)	$(1.61)	$(6.22)	$(11.41)	$(9.19)	$(20.60)

AEBITDA
Net Loss	$(3.75)	$(4.52)	$(8.27)	$(3.05)	$(3.06)	$(6.11)	$(4.60)	$(1.61)	$(6.22)	$(11.41)	$(9.19)	$(20.60)
Adjustments:
Interest expense, net	0.01	0.20	0.21	0.01	0.21	0.22	0.02	0.22	0.24	0.04	0.63	0.66
Income tax (benefit) expense	0.02	—	0.02	0.02	—	0.02	(0.01)	—	(0.01)	0.03	—	0.03
Depreciation and amortization expense	0.94	0.31	1.25	1.06	0.39	1.45	1.14	0.51	1.65	3.15	1.21	4.35
Acquisition-related costs	0.36	—	0.36	0.12	—	0.12	1.79	1.11	2.89	2.27	1.11	3.37
Deferred compensation	—	—	—	0.25	—	0.25	0.25	—	0.25	0.50	—	0.50
Stock-based compensation expense	1.66	0.11	1.77	3.51	0.12	3.62	1.64	0.22	1.86	6.80	0.45	7.25
Jumptap warrant and derivative expense (income)	—	(0.14)	(0.14)	—	0.03	0.03	—	0.14	0.14	—	0.04	0.04
Total net adjustments:	2.98	0.48	3.46	4.97	0.75	5.71	4.83	2.20	7.03	12.78	3.43	16.21
Adjusted EBITDA	$(0.77)	$(4.04)	$(4.81)	$1.92	$(2.31)	$(0.40)	$0.22	$0.59	$0.81	$1.37	$(5.77)	$(4.40)
Adjusted EBITDA %	-1.6%	-26.6%	-7.4%	3.4%	-9.5%	-0.5%	0.4%	1.9%	0.9%	0.8%	-8.2%	-1.9%

*Amounts in the tables above have been rounded and therefore may not sum

Millennial Media/ Jumptap Consolidated Income Statement

	2012 Preliminary and Unaudited Pro Forma Combined Statement of Operations
	(in millions)
	Q1 2012			Q2 2012			Q3 2012			Q4 2012			FY 2012
	Millennial Media	Jumptap	Combined	Millennial Media	Jumptap	Combined	Millennial Media	Jumptap	Combined	Millennial Media	Jumptap	Combined	Millennial Media	Jumptap	Combined

Revenue	$32.93	$14.93	$47.86	$39.41	$16.16	$55.57	$47.37	$14.66	$62.02	$57.96	$17.89	$75.85	$177.67	$63.63	$241.30
Intercompany revenue	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net revenue	32.93	14.93	47.86	39.41	16.16	55.57	47.37	14.66	62.02	57.96	17.89	75.85	177.67	63.63	241.30
Revenue phasing (% of annual)	13.6%	6.2%	19.8%	16.3%	6.7%	23.0%	19.6%	6.1%	25.7%	24.0%	7.4%	31.4%	73.6%	26.4%	100.0%
Cost of revenue	19.92	9.14	29.05	23.76	9.94	33.70	28.01	9.04	37.05	34.06	10.99	45.05	105.74	39.11	144.85
Intercompany cost of revenue	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net cost of revenue	19.92	9.14	29.05	23.76	9.94	33.70	28.01	9.04	37.05	34.06	10.99	45.05	105.74	39.11	144.85
Gross profit	13.01	5.79	18.81	15.65	6.22	21.87	19.36	5.62	24.98	23.90	6.90	30.80	71.93	24.53	96.45

Operating expenses:
Sales and marketing	4.65	4.11	8.76	5.99	4.45	10.44	5.92	3.75	9.67	7.26	4.90	12.16	23.82	17.21	41.03
Technology and development	2.65	3.24	5.89	2.77	3.33	6.10	4.67	3.16	7.83	3.54	3.22	6.76	13.62	12.95	26.57
General and administrative	8.71	1.20	9.91	9.23	1.56	10.79	10.49	1.64	12.13	10.52	2.50	13.03	38.95	6.91	45.86
Total operating expenses	16.00	8.55	24.55	17.99	9.34	27.33	21.08	8.56	29.64	21.32	10.63	31.95	76.39	37.07	113.46
Loss from operations	(2.99)	(2.75)	(5.74)	(2.34)	(3.12)	(5.46)	(1.72)	(2.94)	(4.66)	2.59	(3.73)	(1.14)	(4.46)	(12.55)	(17.01)
Interest and other expense
Interest expense	(0.02)	(0.18)	(0.20)	(0.02)	(0.20)	(0.21)	(0.01)	(0.21)	(0.23)	(0.01)	(0.25)	(0.26)	(0.06)	(0.84)	(0.90)
Other income/(expense)	(0.96)	0.03	(0.93)	0.12	0.12	0.25	—	0.03	0.03	—	0.16	0.16	(0.83)	0.34	(0.49)
Total interest and other expense	(0.98)	(0.15)	(1.13)	0.11	(0.08)	0.03	(0.01)	(0.18)	(0.19)	(0.01)	(0.10)	(0.11)	(0.90)	(0.50)	(1.40)
Loss before income taxes	(3.97)	(2.90)	(6.87)	(2.23)	(3.20)	(5.43)	(1.73)	(3.12)	(4.85)	2.57	(3.83)	(1.25)	(5.36)	(13.04)	(18.41)
Income tax benefit (expense)	(0.00)	—	(0.00)	(0.00)	—	(0.00)	(0.04)	—	(0.04)	(0.02)	—	(0.02)	(0.07)	—	(0.07)
Net loss	(3.97)	(2.90)	(6.87)	(2.24)	(3.20)	(5.44)	(1.77)	(3.12)	(4.89)	2.55	(3.83)	(1.28)	(5.43)	(13.04)	(18.48)
Accretion of dividends on redeemable convertible preferred stock	(1.33)	—	(1.33)	—	—	—	—	—	—	—	—	—	(1.33)	—	(1.33)
Net loss attributable to common stockholders	$(5.30)	$(2.90)	$(8.20)	$(2.24)	$(3.20)	$(5.44)	$(1.77)	$(3.12)	$(4.89)	$2.55	$(3.83)	$(1.28)	$(6.76)	$(13.04)	$(19.80)

AEBITDA
Net Loss	$(3.97)	$(2.90)	$(6.87)	$(2.24)	$(3.20)	$(5.44)	$(1.77)	$(3.12)	$(4.89)	$2.55	$(3.83)	$(1.28)	$(5.43)	$(13.04)	$(18.48)
Adjustments:
Interest expense, net	0.02	0.18	0.20	0.02	0.20	0.21	0.01	0.21	0.23	0.01	0.25	0.26	0.06	0.84	0.90
Income tax (benefit) expense	0.00	—	0.00	0.00	—	0.00	0.04	—	0.04	0.02	—	0.02	0.07	—	0.07
Depreciation and amortization expense	0.44	0.11	0.55	0.52	0.11	0.63	0.63	0.13	0.76	0.77	0.24	1.01	2.37	0.60	2.96
Acquisition-related costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Deferred compensation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Stock-based compensation expense	1.08	0.14	1.23	0.96	0.13	1.10	3.23	0.12	3.35	2.20	0.13	2.33	7.47	0.53	8.00
Jumptap warrant and derivative expense (income)	—	(0.03)	(0.03)	—	(0.12)	(0.12)	—	(0.03)	(0.03)	—	(0.16)	(0.16)	—	(0.34)	(0.34)
Total net adjustments:	1.55	0.40	1.95	1.51	0.32	1.83	3.91	0.43	4.34	3.01	0.46	3.47	9.97	1.62	11.59
Adjusted EBITDA	$(2.42)	$(2.50)	$(4.92)	$(0.73)	$(2.88)	$(3.61)	$2.14	$(2.69)	$(0.55)	$5.56	$(3.36)	$2.20	$4.54	$(11.43)	$(6.88)
Adjusted EBITDA %	-7.4%	-16.7%	-10.3%	-1.9%	-17.8%	-6.5%	4.5%	-18.3%	-0.9%	9.6%	-18.8%	2.9%	2.6%	-18.0%	-2.9%

*Amounts in the tables above have been rounded and therefore may not sum